UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Premium Dividend Fund

(formerly Patriot Premium Dividend Fund II)

Annual Report
10.31.10

Ticker | **PDT**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

As of October 18, 2010, the name of John Hancock Patriot Premium Dividend Fund II was changed to John Hancock Premium Dividend Fund.

Preferred securities — the main area of emphasis for the Fund — and utility common stocks — another area of focus — posted extremely strong gains during the 12-month period ended October 31, 2010, powered by a combination of improving macroeconomic conditions, better corporate profits and generally favorable technical forces. For the year, John Hancock Premium Dividend Fund returned 35.08% at net asset value (NAV) and 39.03% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. For the same period, the broad stock market, as measured by the S&P 500 Index, returned 16.52%. Meanwhile, the Barclays Capital U.S. Aggregate Bond Index returned 8.01%, the Bank of America Merrill Lynch Preferred Stock DRD Eligible Index returned 17.59% and the S&P 400 Mid-Cap Utilities Index returned 24.03%. Holdings in utility common stocks were among the best performers, with investments in Integrys Energy Group, Inc., Progress Energy, Inc. and NiSource, Inc. faring particular well in response to investors’ appetite for high-yielding stocks. Electricity transmission companies Northeast Utilities and NSTAR also performed quite well, thanks to the late-period announcement that the firms plan to merge with each other. The common stocks of OGE Energy Corp. and ONEOK, Inc. were strong performers, powered by the companies’ ability to buy natural gas cheaply and sell the liquids extracted from it at a higher price. Among preferred securities, certain holdings in Citigroup Capital were bid higher in response to expectations that the securities might be redeemed. Tax-advantaged preferreds issued by Bank of America Corp. rose due to the company’s improved financial stability. Detracting from performance was our stake in the common stock of BP PLC and preferred securities with particular structures that fell out of favor — such as Santander Holdings USA, Inc. and Interstate Power & Light Company.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Premium Dividend Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Alabama Power Company, 5.200%	3.3%	Duquesne Light Company, 6.500%	2.8%

Nexen, Inc., 7.350%	3.1%	Bank of America Corp., 6.375%	2.8%

CH Energy Group, Inc.	3.0%	PPL Electric Utilities Corp.,

MetLife, Inc., Series B, 6.500%	3.0%	Depositary Shares, 6.250%	2.8%

Wells Fargo & Company, 8.000%	2.9%	HSBC USA, Inc., 2.858%	2.7%

		NSTAR	2.5%

Sector Composition[2,3]

Utilities	55%	Consumer Staples	2%

Financials	26%	Industrials	1%

Energy	6%	Consumer Discretionary	1%

Telecommunication Services	6%	Short-Term Investments	3%

1 As a percentage of the Fund’s total investments on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.
2 As a percentage of the Fund’s total investments on 10-31-10.
3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

Annual report | Premium Dividend Fund	7

Fund’s investments

As of 10-31-10

	Shares	Value
Preferred Securities 92.08%		$559,605,312

(Cost $579,148,942)

Consumer Discretionary 1.14%		6,944,238

Media 1.14%

Comcast Corp., 7.000% (Z)	42,530	1,081,538

Viacom, Inc., 6.850% (Z)	230,000	5,862,700

Consumer Staples 3.14%		19,053,760

Food & Staples Retailing 3.01%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	224,250	18,297,410

Food Products 0.13%

Archer-Daniels-Midland Company, 6.250%	17,500	756,350

Energy 5.37%		32,656,563

Oil, Gas & Consumable Fuels 5.37%

Apache Corp., Series D, 6.000%	80,000	4,656,000

Nexen, Inc., 7.350% (Z)	1,112,900	28,000,563

Financials 38.23%		232,353,125

Capital Markets 1.68%

Credit Suisse Guernsey, 7.900% (Z)	174,000	4,624,920

Lehman Brothers Holdings, Inc., Depositary
Shares, Series D, 5.670% (I)	488,600	14,658

Morgan Stanley Capital Trust III, 6.250% (Z)	90,000	2,175,300

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	137,500	3,404,500

Commercial Banks 7.41%

HSBC Holdings PLC, Series A, 6.200% (Z)	25,000	611,500

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	234,600	6,782,286

Santander Holdings USA, Inc., Series C,
7.300% (Z)	456,000	11,327,040

Wells Fargo & Company, 8.000% (L)(Z)	975,000	26,334,750

Consumer Finance 7.20%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	35,600	855,824

HSBC USA, Inc., 2.858% (L)(Z)	499,700	24,115,522

SLM Corp., Series A, 6.970% (Z)	445,500	18,764,460

8	Premium Dividend Fund | Annual report	See notes to financial statements

	Shares	Value
Diversified Financial Services 14.87%

Bank of America Corp., 6.375% (L)(Z)	1,160,000	$25,206,800

Bank of America Corp., 6.625% (Z)	360,000	8,442,000

Bank of America Corp., 8.200% (Z)	35,000	882,700

Bank of America Corp., Depository Shares,
Series D, 6.204% (Z)	960,000	21,024,000

Bank of America Corp., Series MER, 8.625% (Z)	102,000	2,621,400

Citigroup Capital VII, 7.125%	35,000	875,700

Citigroup Capital VIII, 6.950%	27,100	666,660

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%) (Z)	275,000	7,273,750

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	26,000	689,000

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	285,275	7,009,207

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	597,000	15,683,190

Insurance 5.73%

MetLife, Inc., Series B, 6.500% (L)(Z)	1,057,000	26,425,000

Principal Financial Group, Series B (6.518% to
6-30-35, then higher of 10 year Constant
Maturity Treasury (CMT), or 30 year CMT or
3 month LIBOR + 2.100%) (L)(Z)	160,000	3,987,200

Prudential PLC, 6.750% (Z)	176,100	4,390,173

Real Estate Investment Trusts 1.32%

Kimco Realty Company, 6.650%, Depositary
Shares, Series F (Z)	200,000	4,884,000

Public Storage, Inc., 6.125% (Z)	35,000	873,250

Wachovia Preferred Funding Corp., Series A, 7.250%	90,500	2,291,460

Thrifts & Mortgage Finance 0.02%

Federal Home Loan Mortgage Corp., Series Z
(8.375% to 12-31-12, then higher of
3 month LIBOR + 4.160% or 7.875%) (I)	55,000	29,150

Federal National Mortgage Association,
Series S (8.250% to 12-31-10, then higher of
3 month LIBOR + 4.230% or 7.750%) (I)	159,500	87,725

Industrials 1.50%		9,089,500

Road & Rail 1.50%

AMERCO, Inc., Series A, 8.500% (Z)	350,000	9,089,500

Telecommunication Services 3.95%		24,003,018

Diversified Telecommunication Services 0.00%

Touch America Holdings, Inc., 6.875% (I)	161,778	—

Wireless Telecommunication Services 3.95%

Telephone & Data Systems, Inc., 6.625% (Z)	280,000	6,792,800

United States Cellular Corp., 7.500% (L)(Z)	679,977	17,210,218

See notes to financial statements	Annual report | Premium Dividend Fund	9

	Shares	Value
Utilities 38.75%		$235,505,108

Electric Utilities 27.67%

Alabama Power Company, 5.200% (L)(Z)	1,172,500	29,664,249

Carolina Power & Light Company, 5.440% (Z)	11,382	1,024,736

Duquesne Light Company, 6.500% (Z)	519,900	25,442,606

Entergy Arkansas, Inc., 6.450% (Z)	350,000	8,531,250

Entergy Mississippi, Inc., 6.250%	667,000	16,508,250

FPC Capital I, Series A, 7.100% (Z)	242,500	6,208,000

HECO Capital Trust III, 6.500% (Z)	181,000	4,577,490

NSTAR Electric Company, 4.780% (Z)	100,000	8,737,500

PPL Electric Utilities Corp., Depositary Shares,
6.250% (L)(Z)	1,000,000	24,937,500

PPL Energy Supply, LLC, 7.000% (L)(Z)	272,500	7,060,475

Southern California Edison Company,
6.125% (Z)	195,000	19,183,125

Southern California Edison Company, Series C,
6.000% (Z)	80,000	7,550,000

Westar Energy, Inc., 6.100% (Z)	333,700	8,769,636

Independent Power Producers & Energy Traders 1.41%

Constellation Energy Group, Inc., Series A,
8.625% (Z)	323,600	8,543,040

Multi-Utilities 9.67%

Baltimore Gas & Electric Company, Series 1993,
6.700% (Z)	20,250	2,001,587

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	134,000	13,467,000

BGE Capital Trust II, 6.200% (Z)	616,000	15,307,600

Consolidated Edison Company of New York,
Inc., Series C, 4.650%	15,210	1,332,244

Consolidated Edison Company of New York,
Inc., Series D, 4.650%	5,000	413,850

Interstate Power & Light Company, Series B,
8.375% (Z)	132,800	3,857,840

Interstate Power & Light Company, Series C,
7.100% (Z)	176,600	4,655,176

Pacific Enterprises, 4.360% (Z)	42,400	3,561,600

Pacific Enterprises, 4.750% (Z)	51,815	4,559,720

Union Electric Company, 3.700% (Z)	12,262	805,844

Virginia Electric & Power Company, 6.980% (Z)	45,500	4,685,080

Xcel Energy, Inc., Series B, 4.080% (Z)	8,610	689,231

Xcel Energy, Inc., Series D, 4.110% (Z)	33,691	2,644,744

Xcel Energy, Inc., Series E, 4.160% (Z)	9,410	785,735

10	Premium Dividend Fund | Annual report	See notes to financial statements

	Shares	Value
Common Stocks 50.10%		$304,481,067

(Cost $293,728,790)

Energy 3.36%		20,387,225

Oil, Gas & Consumable Fuels 3.36%

BP PLC, SADR (L)(Z)	100,000	4,083,000

Chevron Corp. (L)(Z)	82,500	6,815,325

Spectra Energy Corp.	170,000	4,040,900

Total SA, SADR	100,000	5,448,000

Industrials 0.34%		2,082,600

Industrial Conglomerates 0.34%

General Electric Company (Z)	130,000	2,082,600

Telecommunication Services 3.87%		23,526,641

Diversified Telecommunication Services 3.87%

AT&T, Inc. (L)(Z)	392,500	11,186,250

Frontier Communications Corp.	83,413	732,366

Verizon Communications, Inc. (L)(Z)	357,500	11,608,025

Utilities 42.53%		258,484,601

Electric Utilities 12.18%

American Electric Power Company, Inc. (Z)	220,000	8,236,800

Duke Energy Corp. (L)(Z)	355,000	6,464,550

Entergy Corp.	130,000	9,688,900

FirstEnergy Corp.	400,000	14,528,000

Northeast Utilities (Z)	192,500	6,021,400

PNM Resources, Inc. (Z)	500,000	5,895,000

Progress Energy, Inc. (L)(Z)	385,000	17,325,000

Progress Energy, Inc. (I)	337,750	47,285

Southern Company	75,000	2,840,250

UIL Holding Corp.	103,500	2,997,360

Gas Utilities 0.74%

Atmos Energy Corp. (L)(Z)	110,000	3,239,500

ONEOK, Inc.	25,000	1,245,500

Multi-Utilities 29.61%

Alliant Energy Corp. (Z)	447,520	16,347,906

Ameren Corp. (L)(Z)	80,000	2,318,400

Black Hills Corp. (Z)	95,000	3,024,800

CH Energy Group, Inc. (Z)	600,000	27,270,000

Consolidated Edison, Inc. (Z)	85,000	4,226,200

Dominion Resources, Inc. (L)(Z)	195,000	8,474,700

DTE Energy Company (L)(Z)	410,000	19,171,600

Integrys Energy Group, Inc. (L)(Z)	240,000	12,765,600

National Grid PLC, SADR	125,000	5,935,000

NiSource, Inc. (Z)	490,000	8,481,900

NSTAR (Z)	545,000	22,731,950

OGE Energy Corp. (L)(Z)	255,000	11,260,800

Public Service Enterprise Group, Inc.	120,000	3,882,000

TECO Energy, Inc. (L)(Z)	570,000	10,026,300

Vectren Corp. (L)(Z)	220,000	6,023,600

Xcel Energy, Inc. (L)(Z)	755,000	18,014,300

See notes to financial statements	Annual report | Premium Dividend Fund	11

		Maturity
	Yield* (%)	date	Par value	Value

Short-Term Investments 5.02%				$30,500,000
(Cost $30,500,000)

Short-Term Securities 5.02%				30,500,000
Chevron Funding Corp.	0.100	11-01-10	$30,500,000	30,500,000

Total investments (Cost $903,377,732)† 147.20%				$894,586,379

Other assets and liabilities, net (47.20%)			($286,836,383)

Total net assets 100.00%				$607,749,996

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

LIBOR	London Interbank Offered Rate
SADR	Sponsored American Depositary Receipts
(I)	Non-income producing security.
(L)	All or a portion of this security is on loan as of 10-31-10. Total value of securities on loan at 10-31-10 was $244,886,925.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement (See
Note 7). Total collateral value at 10-31-10 was $694,408,004.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $906,299,605.
Net unrealized depreciation aggregated $11,713,226, of which $52,611,395 related to appreciated investment securities and $64,324,621 related to depreciated investment securities.

12	Premium Dividend Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $903,377,732)	$894,586,379
Cash	98,650
Dividends receivable	3,436,411
Other receivables and prepaid assets	103,575
Total assets	898,225,015

Liabilities

Payable for investments purchased	5,481,256
Committed facility agreement payable (Note 7)	284,000,000
Interest payable (Note 7)	34,832
Payable to affiliates
Accounting and legal services fees	67,557
Trustees’ fees	67,004
Other liabilities and accrued expenses	824,370
Total liabilities	290,475,019

Net assets

Capital paid-in	$616,083,154
Undistributed net investment income	3,516,871
Accumulated net realized loss on investments	(3,058,676)
Net unrealized depreciation on investments	(8,791,353)
Net assets	$607,749,996

Net asset value per share

Based on 49,969,927 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.16

See notes to financial statements	Annual report | Premium Dividend Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$52,999,492
Interest	34,400
Less foreign taxes withheld	(10,377)
Total investment income	53,023,515

Expenses

Investment management fees (Note 4)	6,819,779
Accounting and legal services fees (Note 4)	832,285
Transfer agent fees	134,879
Trustees’ fees (Note 4)	86,424
Printing and postage	129,944
Professional fees (Note 9)	978,119
Custodian fees	105,121
Interest expense (Note 7)	3,186,556
Tax expense	246,672
Stock exchange listing fees	43,069
Other	24,806

Total expenses	12,587,654

Net investment income	40,435,861

Realized and unrealized gain (loss)

Net realized loss on
Investments	(74,449)

Change in net unrealized appreciation (depreciation) of
Investments	122,768,814

Net realized and unrealized gain	122,694,365

Increase in net assets from operations	$163,130,226

14	Premium Dividend Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment income	$40,435,861	$39,560,780
Net realized loss	(74,449)	(104,443)
Change in net unrealized appreciation (depreciation)	122,768,814	53,645,136

Increase in net assets resulting from operations	163,130,226	93,101,473

Distributions to shareholders
From net investment income	(43,273,957)	(36,483,314)
From net realized gain	—	(6,527,650)

Total distributions	(43,273,957)	(43,010,964)

From Fund share transactions (Note 5)	—	(18,353,857)

Total increase	119,856,269	31,736,652

Net assets

Beginning of year	487,893,727	456,157,075

End of year	$607,749,996	$487,893,727

Undistributed net investment income	$3,516,871	$6,055,279

See notes to financial statements	Annual report | Premium Dividend Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 10-31-10

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-10
Cash flows from operating activities

Net increase in net assets from operations	$163,130,226
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(195,870,882)
Long-term investments sold	169,843,586
Increase in short-term investments	(10,000,028)
Increase in dividends receivable	(163,307)
Increase in payable for investments purchased	3,412,410
Decrease in receivable for investments sold	636,417
Increase in other receivables and prepaid expenses	(23,286)
Increase in payable to affiliates	597
Increase in interest payable	10,368
Increase in other liabilities and accrued expenses	675,473
Net change in unrealized (appreciation) depreciation on investments	(122,768,814)
Net realized loss on investments	74,449
Net cash provided by operating activities	$8,957,209

Cash flows from financing activities
Borrowings from committed facility agreement payable	34,400,000
Distributions to common shareholders	(43,273,957)

Net cash used in financing activities	($8,873,957)

Net increase in cash	$83,252

Cash at beginning of period	$15,398

Cash at end of period	$98,650

Supplemental disclosure of cash flow information

Cash paid for interest	$3,176,188

16	Premium Dividend Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$9.76	$8.67	$12.61	$12.87	$11.78
Net investment income[1]	0.81	0.77	0.82	0.87	0.88
Net realized and unrealized gain (loss)
on investments	2.46	1.15	(3.98)	(0.24)	1.11
Distributions to DARTS*	—	—	(0.20)	(0.29)	(0.25)
Total from investment operations	3.27	1.92	(3.36)	0.34	1.74
Less distributions to common shareholders
From net investment income	(0.87)	(0.72)	(0.58)	(0.60)	(0.65)
From net realized gain	—	(0.12)	(0.01)	—	—
Total distributions	(0.87)	(0.84)	(0.59)	(0.60)	(0.65)
Anti-dilutive impact of tender offer and
share repurchase	—	0.01[2]	0.01[3]	—	—
Net asset value, end of year	$12.16	$9.76	$8.67	$12.61	$12.87
Per share market value, end of year	$11.72	$9.14	$7.00	$10.59	$11.26
Total return at net asset value (%)[4]	35.08	25.73	(26.60)	3.32	15.91
Total return at market value (%)[4]	39.03	45.84	(29.43)	(0.83)	8.11

Ratios and supplemental data

Net assets applicable to common shares,
end of year (in millions)	$608	$488	$456	$709	$194
Ratios (as a percentage of average net assets):
Expenses (excluding interest expense)	1.69	1.73	1.64	1.71	1.67
Interest expense (Note 7)	0.57	0.77	0.58	—	—
Expenses (including interest expense)	2.26	2.50	2.22	1.71[5]	1.67[5]
Net investment income	7.26	9.21	7.59	6.86[6]	7.36[6]
Portfolio turnover (%)	21	7	15	14[7]	24

Senior securities

Total value of DARTS outstanding (in millions)	—	—	—	$351	$100
Involuntary liquidation preference per unit
(in thousands)	—	—	—	100	100
Average market value per unit (in thousands)	—	—	—	100	100
Asset coverage per unit[8]	—	—	—[9]	$300,814	$292,301
Total debt outstanding end of year (in millions)
(Note 8)	$284	$250	$239	—	—
Asset coverage per $1,000 of DARTS[10]	—	—	—	$3,016	$2,930
Asset coverage per $1,000 of debt[11]	$3,140	$2,954	$2,913	—	—

See notes to financial statements	Annual report | Premium Dividend Fund	17

* Dutch Auction Rate Transferable Securities
1 Based on the average daily shares outstanding.
2 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,857 in redemptions. The tender offer had a $0.01 NAV impact.
3 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.
4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.13% and 1.07% for the years ended 10-31-07 and 10-31-06, respectively.
6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.54% and 4.74% for the periods ended 10-31-07 and 10-31-06, respectively.
7 Excludes merger activity.
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to redeem the DARTS. The redemption of all DARTS was completed on 7-3-08.
10 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end.
11 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7).

18	Premium Dividend Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Premium Dividend Fund (formerly John Hancock Patriot Premium Dividend Fund II) (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Effective October 18, 2010, the Fund changed its name from John Hancock Patriot Premium Dividend Fund II to John Hancock Premium Dividend Fund. The fund began operations on December 21, 1989.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Stocks
Consumer Discretionary	$6,944,238	$6,944,238	—	—
Consumer Staples	19,053,760	756,350	$18,297,410	—
Energy	32,656,563	32,656,563	—	—
Financials	232,353,125	225,079,375	7,273,750	—
Industrials	9,089,500	9,089,500	—	—
Telecommunication
Services	24,003,018	24,003,018	—	—
Utilities	235,505,108	97,657,060	137,848,048	—

Annual report | Premium Dividend Fund	19

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Energy	$20,387,225	$20,387,225	—	—
Industrials	2,082,600	2,082,600	—	—
Telecommunication
Services	23,526,641	23,526,641	—	—
Utilities	258,484,601	258,484,601	—	—
Short-Term Investments	30,500,000	—	$30,500,000	—

Total Investments in
Securities	$894,586,379	$700,667,171	$193,919,208	—

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

20	Premium Dividend Fund | Annual report

For federal income tax purposes, the Fund has a capital loss carryforward of $136,803 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires on October 31, 2017.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2010 and October 31, 2009 was as follows:

	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$43,273,957	$36,499,481
Long-Term Capital Gain	—	$6,511,483

As of October 31, 2010, the components of distributable earnings on a tax basis included $3,570,793 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.50% of the Fund’s average daily net assets and the value attributed to the Committed Facility Agreement (see Note 7) (collectively, managed assets). In addition, the Fund pays 5.00% of the Fund’s daily gross income, which amounted to $2,651,176. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned

Annual report | Premium Dividend Fund	21

subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010 were equivalent to an annual effective rate of 0.82% of the Fund’s average daily managed assets.

Administrative services. The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 5 — Fund share transactions

On March 11, 2008, the Trustees approved a semiannual series tender offer program. Under the program, the Fund offered to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expired, provided that the common shares of the Fund had traded at an average daily discount to net asset value of greater than 10% during a twelve-week measurement period.

On March 27, 2009, the Fund completed the second tender offer. The Fund accepted 2,629,996 shares for payment, which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the net asset value per share on March 27, 2009. The tender offer expired March 27, 2009.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

22	Premium Dividend Fund | Annual report

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 7 — Committed facility agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $284 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the year ended October 31, 2010, totaled $45,754 and is included in the interest expense in the Statement of operations. As of October 31, 2010, the Fund had borrowings of $284,000,000 at an interest rate of 1.10%, which are reflected on the Statement of assets and liabilities. During the year ended October 31, 2010, the average borrowing under the CFA and the effective average interest rate were $276,478,904 and 1.12%, respectively.

The Fund may terminate the agreement with 270 days’ notice and, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the agreement with 60 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination.

On October 30, 2009, the Fund entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty three and one third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. Income earned from Lent Securities is recorded as a component of interest income on the Statement of Operations. During the year ended October 31, 2010, the Fund recorded $17,987 in income on Lent Securities.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated to $195,870,882 and $169,843,586, respectively, for the year ended October 31, 2010.

Note 9 — Other matters

In May 2010, John Hancock Preferred Income Fund III, a closed-end fund advised by John Hancock Advisers, LLC, received a demand letter from a law firm on behalf of a purported holder of common shares of the fund relating to the redemption of the auction preferred shares (“APS”). On August 24, 2010, a shareholder derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, by the same law firm on behalf of the purported shareholder against the adviser, the adviser’s parent company, Manulife Financial Corporation, and certain individuals. On August 30, 2010, a substantially similar derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, on behalf of a purported shareholder of John Hancock Tax-Advantaged Dividend Income Fund, a closed-end fund advised by John Hancock Advisers, LLC. The complaints seek awards of unspecified monetary damages for alleged losses and certain other relief. In July 2010, John Hancock Premium Dividend Fund received a demand letter from the same law firm substantially similar to that noted above.

Annual report | Premium Dividend Fund	23

A notice of motion to dismiss the complaints was filed on December 17, 2010 in the Superior Court of The Commonwealth of Massachusetts, Suffolk County.

Based upon currently available information, the Adviser does not believe that the demand letter with respect to the Fund is likely to have a material adverse impact on the Fund or that this demand letter and the other closed-end fund lawsuits are likely to have a material adverse impact on the Adviser’s ability to perform its obligations under its contract as investment adviser to the Fund.

For the year ended October 31, 2010, the results of operations include non-recurring legal fees and expenses of approximately $730,000 related to this matter which are included in professional fees on the Statement of Operations.

24	Premium Dividend Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Premium Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Premium Dividend Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2010

Annual report | Premium Dividend Fund	25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 U.S. Treasury Department Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

26	Premium Dividend Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common equity securities.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

On January 25, 2008, the Fund’s Trustees approved a change to the fund’s investment policy regarding investments in securities of companies in the utilities industry. The Fund’s non-fundamental investment policy stating that the Fund normally will invest more than 65% of its total assets in securities of companies in the utilities industry was changed to a fundamental policy to state that the Fund normally will invest more than 25% of its total assets in securities of companies in the utilities industry.

Effective October 18, 2010, the Fund’s name was changed from John Hancock Patriot Premium Dividend Fund II to John Hancock Premium Dividend Fund. This name change had no impact on the investment objective or strategy of the Fund.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Annual report | Premium Dividend Fund	27

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2010, dividends from net investment income totaling $0.8660 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2009	$0.0705
December 31, 2009	0.0705
January 29, 2010	0.0705
February 26, 2010	0.0705
March 31, 2010	0.0705
April 30, 2010	0.0705
May 28, 2010	0.0705
June 30, 2010	0.0705
July 30, 2010	0.0755
August 31, 2010	0.0755
September 30, 2010	0.0755
October 29, 2010	0.0755
Total	$0.8660

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each shareholder who participates in the Plan will automatically have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as Plan Agent (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

28	Premium Dividend Fund | Annual report

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Certain modifications to the Plan have been approved by the Board of Trustees on December 7, 2010. These modifications will be provided to shareholders at least 90 days prior to implementation.

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Premium Dividend Fund	29

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Premium Dividend Fund (the Fund) met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser.

30	Premium Dividend Fund | Annual report

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under separate agreements.

Annual report | Premium Dividend Fund	31

The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a closed-end fund, may generally be attributable to the more burdensome regulatory and legal obligations of closed-end funds and the higher turnover of closed-end fund assets.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index. The Board noted that the Fund outperformed its benchmark index for all time periods and its Peer Group median for the 3-, 5- and 10-year periods (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Premium Dividend Fund	39.85%	1.96%	5.17%	7.64%
BOA/ML Preferred Stock DRD	12.38%	–22.13%	–12.00%	–3.29%
Eligible Index
Morningstar 15(c) Peer Group Median	64.12%	–9.84%	–4.06%	5.60%

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees,

32	Premium Dividend Fund | Annual report

including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was higher than the Peer Group median. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group:

EXPENSE RATIO		RELATION TO PEER GROUP

Gross Expense Ratio (Class A)	2.50%	Higher
Net Expense Ratio (Class A)	1.73%	Slightly Higher

The Board also received and considered information relating to the Fund’s use of leverage and its impact on fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. During its considerations, the Board recognized the limited significance of economies of scale with respect to closed-end funds.

Annual report | Premium Dividend Fund	33

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

34	Premium Dividend Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson,* Born: 1943	2002	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	1989	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1995	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Annual report | Premium Dividend Fund	35

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	1992	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2002	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,*[2] Born: 1944	1992	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

36	Premium Dividend Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Annual report | Premium Dividend Fund	37

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210.
1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012; and Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013.
2 Member of Audit Committee.
3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.
4 Mr. McHaffie was appointed by the Board of Trustees effective 8-31-10.
* Effective 1-1-11, Steven R. Pruchansky will succeed Patti McGill Peterson as the Chairperson of the Board.

38	Premium Dividend Fund | Annual report

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		MFC Global Investment
Deborah C. Jackson*	Andrew G. Arnott	Management (U.S.), LLC
Charles L. Ladner	Senior Vice President**
Stanley Martin*	and Chief Operating Officer	Custodian
Hugh McHaffie†**		State Street Bank and
Dr. John A. Moore	Thomas M. Kinzler	Trust Company
Steven R. Pruchansky*	Secretary and Chief Legal Officer
Gregory A. Russo		Transfer agent
John G. Vrysen†	Francis V. Knox, Jr.	Mellon Investor Services
Chief Compliance Officer
Legal counsel
	Charles A. Rizzo	K&L Gates LLP
Chief Financial Officer
Independent registered
	Salvatore Schiavone	public accounting firm
	Treasurer	PricewaterhouseCoopers LLP
*Member of the
Audit Committee		Stock symbol
**Effective 8-31-10		Listed New York Stock
†Non-Independent Trustee		Exchange: PDT

For shareholder assistance refer to page 29

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Annual report | Premium Dividend Fund	39

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P200A 10/10
12/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,468 for the fiscal year ended October 31, 2010 and $39,932 for the fiscal year ended October 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,268 for the fiscal year ended October 31, 2010 and $2,202 for the fiscal year ended October 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $20 for the fiscal year ended October 31, 2010 and $55 for the fiscal year ended October 31, 2009 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,066,077 for the fiscal year ended October 31, 2010 and $8,199,855 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day- to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2010.

Gregory K. Phelps

Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995 – 2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982 – 2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day- to- day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2010. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Gregory K. Phelps	Other Registered Investment Companies: 4 accounts
with total assets of approximately $3.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 accounts
with total assets of approximately $3.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full- time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre- tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund (formerly John Hancock Patriot Premium Dividend Fund II)

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010